united states

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 19, 2012

Astoria Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11967	11-3170868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 327-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d).   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At meetings of the Boards of Directors of Astoria Financial Corporation (the “Company”) and its wholly owned subsidiary, Astoria Federal Savings and Loan Association (the “Association”) held today, the directors of both organizations each appointed Ms. Patricia M. Nazemetz to serve on their respective Board of Directors. In each case, Ms. Nazemetz was elected, effective January 23, 2013, to the class of directors who will serve until the respective annual meeting of shareholders of the Company and the Association held in 2013, and, in any case, until their successors are duly elected and qualified.

In addition, at its meeting held on December 19, 2012, the Board of Directors of the Company adopted a resolution, increasing the size of the Board of Directors of the Company effective January 23, 2013, from nine to ten directors, thereby creating a vacant seat to which Ms. Nazemetz has been appointed.

At its meeting, also held on December 19, 2012, the Board of Directors of the Association adopted an amendment to the Bylaws of the Association, effective January 23, 2013, increasing the size of the Board of Directors of the Association from nine to ten directors, thereby creating a vacant seat to which Ms. Nazemetz has been appointed. This Bylaw amendment, although effective as noted herein, is subject to notice to and non-objection by the Office of Comptroller of the Currency.

Ms. Nazemetz was not appointed to serve on any committees of the Board of Directors of the Company or the Association at this time.

Ms. Nazemetz does not have any direct or indirect interest in any transactions which would require disclosure by the Company pursuant to Securities and Exchange Commission Regulation S-K Item 404(a).

A press release announcing Ms. Nazemetz’s election to the Board of Directors of the Company and the Association and describing her background is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.      Financial Statements and Exhibits.

(d)           Exhibits.

The following Exhibit is filed as part of this report:

Exhibit 99.1 Press release dated December 19, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTORIA FINANCIAL CORPORATION

By:	/s/ Alan P. Eggleston
Alan P. Eggleston
Senior Executive Vice President,
Secretary and Chief Risk Officer

Dated: December 19, 2012

EXHIBIT INDEX
Exhibit Number	Description

99.1	Press release dated December 19, 2012.